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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

                        The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date:  December 10, 2001         J.P. MORGAN PARTNERS (BHCA), L.P.


                                 By:     JPMP Master Fund Manager, L.P.,
                                         its General Partner

                                 By:     JPMP Capital Corp.,
                                         its General Partner


                                 By:     /s/ Michael R. Hannon
                                    -------------------------------------------
                                         Name:  Michael R. Hannon
                                         Title:    Managing Director


Date:  December 10, 2001         ASIA OPPORTUNITY FUND, L.P.

                                 By:     Asia Opportunity Company,
                                         its General Partner


                                 By:     /s/ Arnold L. Chavkin
                                    -------------------------------------------
                                         Name:  Arnold L. Chavkin
                                         Title:    Executive Vice President


Date:  December 10, 2001         CAIP CO-INVESTMENT FUND PARALLEL FUND (I) C.V.

                                 By:     Asia Opportunity Company,
                                         its General Partner


                                 By:     /s/ Arnold L. Chavkin
                                    -------------------------------------------
                                         Name:  Arnold L. Chavkin
                                         Title:    Executive Vice President


                                       A
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Date:  December 10, 2001         CAIP CO-INVESTMENT FUND PARALLEL FUND (II) C.V.

                                 By:     Asia Opportunity Company,
                                         its General Partner


                                 By:     /s/ Arnold L. Chavkin
                                    -------------------------------------------
                                         Name:  Arnold L. Chavkin
                                         Title:    Executive Vice President




Date:  December 10, 2001         J.P. MORGAN ASIA INVESTMENT PARTNERS, L.P.

                                 By: J.P. Morgan Asia Equity Partners, L.P., its General Partner

                                 By:     JPMP Asia Equity Company,
                                         a Managing General Partner


                                 By:     /s/ Arnold L. Chavkin
                                    -------------------------------------------
                                         Name:  Arnold L. Chavkin
                                         Title:    Executive Vice President